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                                                                   EXHIBIT 10.28

            AMENDMENT NUMBER THREE TO SENIOR SUBORDINATION AGREEMENT

      This AMENDMENT NUMBER THREE TO SENIOR SUBORDINATION AGREEMENT (this "Amendment"), dated as of November 13, 2003, is entered into among COMERICA BANK-CALIFORNIA, a California banking corporation ("Senior Lender"), THE PENINSULA FUND III LIMITED PARTNERSHIP, a Delaware limited partnership ("Subordinate Lender"), DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Parent"), and UGG Holdings, Inc., a California corporation ("UGG") (Parent and UGG are collectively sometimes referred to herein as "Borrowers" and individually as a "Borrower"), with reference to the following facts:

      A. Senior Lender, Subordinate Lender and the Borrowers previously entered into that certain Senior Subordination Agreement, dated as of November 25, 2002, as amended by that certain Amendment Number One to Senior Subordination Agreement, dated as of April 29, 2003, and that certain Amendment Number Two to Senior Subordination Agreement, dated as of June 27, 2003 (as so amended, the "Agreement"); and

      B. Senior Lender, Subordinate Lender and the Borrowers desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

      1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

      2. Permitted Payment. The definition of "Permitted Payment" set forth in
Section 1 of the Agreement is hereby amended in its entirety as follows:

                  "PERMITTED PAYMENT" means (i) monthly interest payments owing on the Senior Subordinated Note (as defined in the Note Purchase Agreement) at the per annum rate not to exceed 12% (or $140,000 per month), (ii) quarterly payments of principal owing on the Senior Subordinated Note in accordance with Section 2.1(a) of the Note Purchase Agreement, as in effect on the date hereof, (iii) Deferred Interest Payments, provided in each case that the conditions set forth in Section 3(c)(2)(i) and (ii) hereof have been met, (iv) a principal prepayment on the Senior Subordinated Note in an amount not to exceed $2,000,000, together with a prepayment fee in the amount of $100,000, during the month of June 2003, and (v) an additional principal prepayment on the Senior Subordinated Note in an amount not to exceed $2,000,000, during the month of November or December 2003.


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      3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

            (a) Senior Lender shall have received this Amendment, duly executed by Subordinate Lender, the Borrowers and Senior Lender;

            (b) Senior Lender shall have received that certain Amendment Number Four to Amended and Restated Revolving Credit Agreement, dated as of even date herewith ("Credit Agreement Amendment"), duly executed by the Borrowers and Senior Lender;

            (c) No Senior Event of Default shall have occurred and be continuing; and

            (d) All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of date of the Agreement).

      4. Representations and Warranties. In order to induce Senior Lender to enter into this Amendment, Borrowers and Subordinate Lender hereby represent and warrant to Senior Lender that:

            (a) No Senior Event of Default is continuing;

            (b) All of the representations and warranties set forth in the Agreement are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement); and

            (c) This Amendment has been duly executed and delivered by the Borrowers and the Subordinate Lender, and after giving effect to this Amendment, the Agreement continues to constitute the legal, valid and binding agreements and obligations of the Borrowers and the Subordinate Lender, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

      5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


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      6. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

      7. Reaffirmation of the Agreement. The Agreement as amended hereby remains in full force and effect.

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      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                  DECKERS OUTDOOR CORPORATION,
                                  a Delaware corporation

                                  By /s/ M. SCOTT ASH
                                    --------------------------------------------
                                  Name:  M. Scott Ash
                                  Title: Chief Financial Officer


                                  UGG HOLDINGS, INC.,
                                  a California corporation

                                  By /s/ M. SCOTT ASH
                                    --------------------------------------------
                                  Name:  M. Scott Ash
                                  Title: Chief Financial Officer


                                  THE PENINSULA FUND III LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:    Peninsula Capital Partners, L.L.C.
                                  Its:   General Partner

                                         By /s/ SCOTT A. REILLY
                                           -------------------------------------
                                         Name: Scott A. Reilly
                                         Title: President and Chief Investment
                                         Officer


                                  COMERICA BANK - CALIFORNIA,
                                  a California banking corporation

                                  By: /s/ JASON D. BROWN
                                     -------------------------------------------
                                  Name:  Jason D. Brown
                                  Title: Vice President


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